Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TOSECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Industrial Minerals, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert Dinning, Chief Financial Officer and Principal Accounting Oficer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 30, 2010	By: /s/ Robert Dinning Name: Robert Dinning Title: Chief Financial Officer and Principal Accounting Officer